SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
March 16, 2017
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP.

Office Address: 2036 Washington Street, Hanover, Massachusetts 02339
Mailing Address: 288 Union Street, Rockland, Massachusetts 02370
(Address of Principal Executive Offices)

(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2017 Independent Bank Corp. ("Independent”), announced that Rockland Trust Company ("Rockland Trust"), the wholly-owned bank subsidiary of Independent, has appointed Gerry F. Nadeau as its President. Independent and Rockland Trust also today each appointed Mr. Nadeau to their Board of Directors. Independent appointed Mr. Nadeau as a Class II Director, with a term expiring at Independent’s 2019 Annual Shareholder Meeting.

Christopher Oddleifson, who had been both the Chief Executive Officer and President of Rockland Trust, will continue to serve as the Chief Executive Officer of Rockland Trust. Mr. Oddleifson also continues to serve as both the Chief Executive Officer and President of Independent.

Mr. Nadeau has worked for Rockland Trust in a variety of capacities since 1984, most recently serving as the Executive Vice President of Commercial Lending since 2007. In his new role as President, Mr. Nadeau will continue to be responsible for all of Rockland Trust’s commercial lending activities. Mr. Nadeau is active in several professional and community organizations, including his service as: an officer and board member of Southeastern Economic Development Corporation, an economic development corporation serving Massachusetts and Rhode Island which provides technical assistance and makes small business loans; President of the Southeastern Massachusetts Affordable Housing Group; a board member of the Brockton Boys & Girls Club; Chair of the Metro South Chamber of Commerce; a board member of the Montello Affordable Housing Corp.; a member of the Executive Committee for Development at Stonehill College; and, as a board and executive committee member of the Old Colony YMCA.

A copy of the press release dated March 16, 2017 announcing the appointment of Mr. Nadeau as President of Rockland Trust is attached as Exhibit 99.1 and incorporated by reference.

Item 8.01 Other Events

Attached as Exhibit 99.2 hereto is a copy of a press release dated March 16, 2017 regarding an increase to and declaration of the quarterly common stock dividend which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 16, 2017 issued by Independent Bank Corp. announcing the appointment of Gerry Nadeau as President of Rockland Trust
99.2	Press Release dated March 16, 2017 issued by Independent Bank Corp. announcing 10% increase in quarterly common stock dividend and declaration of the Q1 2017 quarterly common stock dividend

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

DATE: March 16, 2017	BY:/s/Robert Cozzone
Robert Cozzone
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit #	Exhibit Description
99.1	Press Release dated March 16, 2017 issued by Independent Bank Corp. announcing the appointment of Gerry Nadeau as President of Rockland Trust
99.2	Press Release dated March 16, 2017 issues by Independent Bank Corp. announcing 10% increase in quarterly common stock dividend and declaration of the Q1 2017 quarterly common stock dividend